Offerings - Offering: 1	Aug. 22, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Shares of Class B common stock, par value $0.001 per share
Amount Registered | shares	2,000,000
Proposed Maximum Offering Price per Unit	2.00
Maximum Aggregate Offering Price	$ 4,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 612.40